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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 10, 2000

                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

       INDIANA                  1-5627                        13-5158950
     (State or other          (Commission                   (IRS Employer
     jurisdiction of          File Number)                Identification No.)
     incorporation)



         4 WEST RED OAK LANE                                       10604
       WHITE PLAINS, NEW YORK                                    (Zip Code)
(Address of Principal Executive Offices)



      Registrant's telephone number, including area code:  (914)  641-2000

         (Former name or former address, if changed since last report):



Exhibit Index Appears on Page 2.


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ITEM 5.        Other Events and Regulation FD Disclosure.

     On November 10, 2000, ITT Industries, Inc. entered into a Five-Year Competitive Advance and Revolving Credit Facility Agreement with twenty banks in an aggregate principal amount of $1 billion. This agreement replaces a similar agreement in an aggregate principal amount of $1.5 billion which expired on the same date.


ITEM 7.        Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.         Description

10 Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of November 10, 2000 among ITT Industries, Inc, the Lenders named therein and The Chase Manhattan Bank, as Administrative Agent.
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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ITT INDUSTRIES, INC.

                             BY:       /s/  ROBERT W. BEICKE
                                       -----------------------------------------
                             Its: Vice President, Associate General Counsel and Assistant Secretary





Date:     November 20, 2000